UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 2, 2014, the Board of Directors of AcelRx Pharmaceuticals, Inc. (the “Company”) adopted a supplemental retention Cash Bonus Plan (the “Approval Plan”), under which the Company’s named executive officers are participants. The Approval Plan provides that all employees as of December 1, 2014 are eligible to participate in the Approval Plan. Under the Approval Plan, a cash bonus payment equal to 70% of the each individual’s 2014 target annual bonus, based on the individual’s base salary at the time of the payment, will be payable upon receipt of the U.S. Food and Drug Administration’s approval of the Company’s new drug application for Zalviso™, with said payments being made to all eligible employees, including the named executive officers, who remain employed by the Company on such approval date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Timothy E. Morris
Timothy E. Morris
Chief Financial Officer